Exhibit 99.1

               E*TRADE FINANCIAL Corporation Announces
              Fourth Consecutive Year of Record Results


    -- Record fourth-quarter Net Income of $177 million, or $0.40 per share

    --  Record full-year Net Income of $629 million

    -- Record full-year earnings of $1.44 per share, or $1.49(1) excluding previously announced acquisition-related integration expenses

    --  Record fourth-quarter Total Net Revenue of $629 million

    --  Record full-year Total Net Revenue of $2.4 billion

    -- Operating Margin(2) of 43 percent, or a record 45 percent excluding restructuring charges

    --  Record quarterly growth in Total Customer Cash and Deposits of
        $2.0 billion

    --  Record Total Retail Client Assets of $195 billion

    Business Editors

    NEW YORK--(BUSINESS WIRE)--Jan. 18, 2007--E*TRADE FINANCIAL Corporation (NASDAQ: ETFC) today announced record results for its fourth quarter ended December 31, 2006, reporting net income of $176.7 million, or $0.40 per share, compared to $129.4 million, or $0.32 per share a year ago. Total net revenue for the fourth quarter increased to $628.8 million from $478.9 million a year ago. Net operating interest income after provision for loan losses for the quarter increased to $363.5 million - representing 58 percent of total net revenue. The Company's record net operating interest income was the combined result of a 39 percent increase in enterprise interest-earning assets and a 28 basis point increase in enterprise net interest spread compared to the year ago period. Non-interest income increased to $265.3 million from $236.7 million in the year ago period. For the year ended December 31, 2006, the Company reported record net income of $628.9 million, or $1.44 per share, on total net revenue of $2.4 billion. Excluding previously reported acquisition-related integration expenses, the Company earned $1.49 per share(1). This compares to net income of $430.4 million, or $1.12 per share, on total net revenue of $1.7 billion in 2005.

    "In 2006 the Company delivered a fourth consecutive year of record results while successfully integrating two key acquisitions and strategically investing in product, service and marketing to strengthen the future performance of the franchise," said Mitchell H. Caplan, Chief Executive Officer, E*TRADE FINANCIAL Corporation. "As a result of this success, we enter 2007 ideally positioned to capitalize on the secular growth trends of the industry, and we will continue to seek out targeted investments to build stronger client relationships and drive broader product engagement in the US and abroad."

    Other selected fourth quarter highlights:

    -- Received regulatory approvals required to complete balance sheet integration initiative

    -- Launched "Complete Savings Account" to broaden customer choices among cash management products

    --  Introduced industry-leading retail futures trading offering

    -- Launched new etrade.com prospective customer site to improve access to information and enhance product awareness

    -- Moved public listing to NASDAQ and changed ticker on common stock to ETFC

    -- Expanded branch network with the opening of locations in Ft. Lauderdale, FL; Scarsdale, NY; and Roseville, CA - increasing total branch locations to 24 nationwide

    --  Repurchased $40 million of common stock

    Historical monthly metric data from January 2003 to December 2006 can be found on the E*TRADE FINANCIAL investor relations site at www.etrade.com.

    About E*TRADE FINANCIAL

    The E*TRADE FINANCIAL family of companies provides financial services including trading, investing, banking and lending for retail and institutional customers. Securities products and services are offered by E*TRADE Securities LLC (Member NASD/SIPC). Bank and lending products and services are offered by E*TRADE Bank, a Federal savings bank, Member FDIC, or its subsidiaries.

    Important Notice

    E*TRADE FINANCIAL and the E*TRADE FINANCIAL logo are registered trademarks or trademarks of E*TRADE FINANCIAL Corporation. The statements contained in this news release that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. The uncertainties and risks include, but are not limited to, changes in market activity, anticipated increases in the rate of new customer acquisition, the conversion of new visitors to the site to customers, the activity of customers and assets held at the institution, seasonality, the development and enhancement of products and services, competitive pressures (including price competition), system failures, economic and political conditions, changes in consumer behavior and the introduction of competing products having technological and/or other advantages. Further information about these risks and uncertainties can be found in the information included in the annual reports previously filed by E*TRADE Group, Inc. or E*TRADE FINANCIAL Corporation with the SEC on Form 10-K (including information under the caption "Risk Factors") and quarterly reports on Form 10-Q.

    (C) 2007 E*TRADE FINANCIAL Corporation. All rights reserved.

    FINANCIAL STATEMENTS

            E*TRADE FINANCIAL CORPORATION AND SUBSIDIARIES


                   Consolidated Statement of Income
               (In thousands, except per share amounts)
                             (Unaudited)

                         Three Months Ended     Twelve Months Ended
                            December 31,            December 31,
                        --------------------- ------------------------
                           2006       2005        2006        2005
                        ---------- ---------- ------------ -----------

 Revenue:
  Operating interest
   income               $ 788,583  $ 501,880  $ 2,774,679  $1,650,264
  Operating interest
   expense               (413,078)  (243,632)  (1,374,647)   (779,164)
                        ---------- ---------- ------------ -----------
   Net operating
    interest income       375,505    258,248    1,400,032     871,100
  Provision for loan
   losses                 (11,956)   (16,070)     (44,970)    (54,016)
                        ---------- ---------- ------------ -----------
   Net operating
    interest income
    after provision for
    loan losses           363,549    242,178    1,355,062     817,084
                        ---------- ---------- ------------ -----------
  Commission              148,494    135,723      625,265     458,834
  Service charges and
   fees                    37,901     34,675      137,441     135,314
  Principal
   transactions            25,256     23,789      110,235      99,336
  Gain on sales of
   loans and
   securities, net         17,248     14,737       55,986      98,858
  Other revenue            36,400     27,823      136,332      94,419
                        ---------- ---------- ------------ -----------
   Total non-interest
    income                265,299    236,747    1,065,259     886,761
                        ---------- ---------- ------------ -----------
   Total net revenue      628,848    478,925    2,420,321   1,703,845
                        ---------- ---------- ------------ -----------
 Expense excluding
  interest:
  Compensation and
   benefits               116,868    100,331      469,202     380,803
  Clearing and
   servicing               63,114     57,016      253,040     189,736
  Advertising and
   market development      30,667     31,683      119,782     105,935
  Communications           25,528     27,835      110,346      82,485
  Professional services    25,232     24,248       96,947      77,416
  Depreciation and
   amortization            17,664     21,671       73,845      74,981
  Occupancy and
   equipment               22,486     18,416       85,568      69,089
  Amortization of other
   intangibles             10,829     30,014       46,220      43,765
  Facility
   restructuring and
   other exit
   activities               9,222    (30,512)      28,537     (30,017)
  Other                    34,154     (6,057)     136,042      59,860
                        ---------- ---------- ------------ -----------
   Total expense
    excluding interest    355,764    274,645    1,419,529   1,054,053
                        ---------- ---------- ------------ -----------
 Income before other
  income (expense),
  income taxes,
  minority interest,
  discontinued
  operations and
  cumulative effect of
  accounting change       273,084    204,280    1,000,792     649,792
 Other income
  (expense):
  Corporate interest
   income                   2,342      3,247        8,433      11,043
  Corporate interest
   expense                (37,910)   (36,981)    (152,496)    (73,956)
  Gain on sales and
   impairment of
   investments             10,899     14,972       70,796      83,144
  Loss on early
   extinguishment of
   debt                      (476)         -       (1,179)          -
  Equity in income
   (loss) of
   investments and
   venture funds              750     (1,039)       2,451       6,103
                        ---------- ---------- ------------ -----------
   Total other income
    (expense)             (24,395)   (19,801)     (71,995)     26,334
                        ---------- ---------- ------------ -----------
 Income before income
  taxes, minority
  interest,
  discontinued
  operations and
  cumulative effect of
  accounting change       248,689    184,479      928,797     676,126
 Income tax expense        71,779     58,959      301,983     229,823
 Minority interest in
  subsidiaries                  -          9            -          65
                        ---------- ---------- ------------ -----------
 Net income from
  continuing operations   176,910    125,511      626,814     446,238
 Discontinued
  operations, net of
  tax:
  Loss from
   discontinued
   operations                   -     (2,595)        (721)    (21,495)
  Gain (loss) on
   disposal of
   discontinued
   operations                (255)     6,444        2,766       4,023
                        ---------- ---------- ------------ -----------
 Gain (loss) from
  discontinued
  operations, net of
  tax                        (255)     3,849        2,045     (17,472)
 Cumulative effect of
  accounting change,
  net of tax                    -          -            -       1,646
                        ---------- ---------- ------------ -----------
 Net income             $ 176,655  $ 129,360  $   628,859  $  430,412
                        ========== ========== ============ ===========

 Basic earnings per
  share from continuing
  operations            $    0.42  $    0.32  $      1.49  $     1.20
 Basic earnings (loss)
  per share from
  discontinued
  operations                 0.00       0.01         0.00       (0.04)
 Basic earnings per
  share from cumulative
  effect of accounting
  change                        -          -            -        0.00
                        ---------- ---------- ------------ -----------
 Basic net earnings per
  share                 $    0.42  $    0.33  $      1.49  $     1.16
                        ========== ========== ============ ===========

 Diluted earnings per
  share from continuing
  operations            $    0.40  $    0.31  $      1.44  $     1.16
 Diluted earnings
  (loss) per share from
  discontinued
  operations                 0.00       0.01         0.00       (0.04)
 Diluted earnings per
  share from cumulative
  effect of accounting
  change                        -          -            -        0.00
                        ---------- ---------- ------------ -----------
 Diluted net earnings
  per share             $    0.40  $    0.32  $      1.44  $     1.12
                        ========== ========== ============ ===========
 Shares used in
  computation of per
  share data:
   Basic                  424,050    387,055      421,127     371,468
   Diluted                438,086    400,717      436,357     384,630

            E*TRADE FINANCIAL CORPORATION AND SUBSIDIARIES


                   Consolidated Statement of Income
               (In thousands, except per share amounts)
                             (Unaudited)


                                         Three Months Ended
                               ---------------------------------------
                               December 31, September 30, December 31,
                                   2006         2006          2005
                               ------------ ------------- ------------
 Revenue:
  Operating interest income    $   788,583  $    731,429  $   501,880
  Operating interest expense      (413,078)     (376,293)    (243,632)
                               ------------ ------------- ------------
   Net operating interest
    income                         375,505       355,136      258,248
  Provision for loan losses        (11,956)      (12,547)     (16,070)
                               ------------ ------------- ------------
   Net operating interest
    income after provision for
    loan losses                    363,549       342,589      242,178
                               ------------ ------------- ------------
  Commission                       148,494       133,606      135,723
  Service charges and fees          37,901        33,910       34,675
  Principal transactions            25,256        22,697       23,789
  Gain on sales of loans and
   securities, net                  17,248        16,003       14,737
  Other revenue                     36,400        32,961       27,823
                               ------------ ------------- ------------
   Total non-interest income       265,299       239,177      236,747
                               ------------ ------------- ------------
   Total net revenue               628,848       581,766      478,925
                               ------------ ------------- ------------
 Expense excluding interest:
  Compensation and benefits        116,868       110,705      100,331
  Clearing and servicing            63,114        62,500       57,016
  Advertising and market
   development                      30,667        23,914       31,683
  Communications                    25,528        25,576       27,835
  Professional services             25,232        20,741       24,248
  Depreciation and
   amortization                     17,664        18,565       21,671
  Occupancy and equipment           22,486        22,150       18,416
  Amortization of other
   intangibles                      10,829        12,087       30,014
  Facility restructuring and
   other exit activities             9,222        16,684      (30,512)
  Other                             34,154        45,675       (6,057)
                               ------------ ------------- ------------
   Total expense excluding
    interest                       355,764       358,597      274,645
                               ------------ ------------- ------------
 Income before other income
  (expense), income taxes,
  minority interest,
  discontinued operations and
  cumulative effect of
  accounting change                273,084       223,169      204,280
 Other income (expense):
  Corporate interest income          2,342         1,942        3,247
  Corporate interest expense       (37,910)      (37,964)     (36,981)
  Gain on sales and impairment
   of investments                   10,899        26,991       14,972
  Loss on early extinguishment
   of debt                            (476)            -            -
  Equity in income (loss) of
   investments and venture
   funds                               750         2,519       (1,039)
                               ------------ ------------- ------------
   Total other income
    (expense)                      (24,395)       (6,512)     (19,801)
                               ------------ ------------- ------------
 Income before income taxes,
  minority interest,
  discontinued operations and
  cumulative effect of
  accounting change                248,689       216,657      184,479
 Income tax expense                 71,779        66,429       58,959
 Minority interest in
  subsidiaries                           -             -            9
                               ------------ ------------- ------------
 Net income from continuing
  operations                       176,910       150,228      125,511
 Discontinued operations, net
  of tax:
  Loss from discontinued
   operations                            -             -       (2,595)
  Gain (loss) on disposal of
   discontinued operations            (255)        3,021        6,444
                               ------------ ------------- ------------
 Gain (loss) from discontinued
  operations, net of tax              (255)        3,021        3,849
 Cumulative effect of
  accounting change, net of
  tax                                    -             -            -
                               ------------ ------------- ------------
 Net income                    $   176,655  $    153,249  $   129,360
                               ============ ============= ============

 Basic earnings per share from
  continuing operations        $      0.42  $       0.35  $      0.32
 Basic earnings (loss) per
  share from discontinued
  operations                          0.00          0.01         0.01
 Basic earnings per share from
  cumulative effect of
  accounting change                      -             -            -
                               ------------ ------------- ------------
 Basic net earnings per share  $      0.42  $       0.36  $      0.33
                               ============ ============= ============

 Diluted earnings per share
  from continuing operations   $      0.40  $       0.34  $      0.31
 Diluted earnings (loss) per
  share from discontinued
  operations                          0.00          0.01         0.01
 Diluted earnings per share
  from cumulative effect of
  accounting change                      -             -            -
                               ------------ ------------- ------------
 Diluted net earnings per
  share                        $      0.40  $       0.35  $      0.32
                               ============ ============= ============
 Shares used in computation of
  per share data:
   Basic                           424,050       423,736      387,055
   Diluted                         438,086       438,883      400,717


            E*TRADE FINANCIAL CORPORATION AND SUBSIDIARIES


                      Consolidated Balance Sheet
                 (In thousands, except share amounts)
                             (Unaudited)


                                                   December 31,
                                                 2006         2005
                                             ------------ ------------
                   ASSETS
Cash and equivalents                         $ 1,212,234  $   844,188
Cash and investments required to be
 segregated under Federal or other
 regulations                                     281,622      610,174
Trading securities                               178,600      146,657
Available-for-sale mortgage-backed and
 investment securities                        13,921,983   12,763,438
Loans held-for-sale                              283,496       87,371
Brokerage receivables, net                     7,636,352    7,174,175
Loans receivable, net                         26,372,697   19,424,895
Property and equipment, net                      318,389      299,256
Goodwill                                       2,062,002    2,003,456
Other intangibles, net                           471,933      532,108
Other assets                                     999,995      681,968
                                             ------------ ------------
  Total assets                               $53,739,303  $44,567,686
                                             ============ ============

    LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits                                     $24,071,012  $15,948,015
Securities sold under agreements to
 repurchase                                    9,792,422   11,101,542
Brokerage payables                             7,824,704    7,342,208
Other borrowings                               5,323,962    4,206,996
Senior notes                                   1,401,592    1,401,947
Mandatory convertible notes                      440,577      435,589
Convertible subordinated notes                         -      185,165
Accounts payable, accrued and other
 liabilities                                     687,120      546,664
                                             ------------ ------------
  Total liabilities                           49,541,389   41,168,126
                                             ------------ ------------

Shareholders' equity:
Common stock, $0.01 par value, shares
 authorized: 600,000,000; shares issued and
 outstanding: 426,304,136 at December 31,
 2006 and 416,582,164 at December 31, 2005         4,263        4,166
Additional paid-in-capital                     3,184,290    2,990,676
Retained earnings                              1,209,289      580,430
Accumulated other comprehensive loss            (199,928)    (175,712)
                                             ------------ ------------
  Total shareholders' equity                   4,197,914    3,399,560
                                             ------------ ------------
  Total liabilities and shareholders' equity $53,739,303  $44,567,686
                                             ============ ============



SEGMENT REPORTING
                          Three Months Ended December 31, 2006
                   ---------------------------------------------------
                     Retail   Institutional Eliminations(3)   Total
                   ---------- ------------- --------------- ----------
 Revenue:                            (In thousands)
  Operating
   interest income $ 433,879  $    630,225  $     (275,521) $ 788,583
  Operating
   interest
   expense          (206,001)     (482,598)        275,521   (413,078)
                   ---------- ------------- --------------- ----------
   Net operating
    interest
    income           227,878       147,627               -    375,505
  Provision for
   loan losses             -       (11,956)              -    (11,956)
                   ---------- ------------- --------------- ----------
   Net operating
    interest
    income after
    provision for
    loan losses      227,878       135,671               -    363,549
                   ---------- ------------- --------------- ----------
  Commission         115,543        32,951               -    148,494
  Service charges
   and fees           32,155         5,746               -     37,901
  Principal
   transactions            -        25,256               -     25,256
  Gain on sales of
   loans and
   securities, net     8,405         8,843               -     17,248
  Other revenue       36,503         2,911          (3,014)    36,400
                   ---------- ------------- --------------- ----------
   Total non-
    interest
    income           192,606        75,707          (3,014)   265,299
                   ---------- ------------- --------------- ----------
   Total net
    revenue          420,484       211,378          (3,014)   628,848
                   ---------- ------------- --------------- ----------
 Expense excluding
  interest:
  Compensation and
   benefits           78,433        38,435               -    116,868
  Clearing and
   servicing          18,687        47,441          (3,014)    63,114
  Advertising and
   market
   development        28,763         1,904               -     30,667
  Communications      22,101         3,427               -     25,528
  Professional
   services           15,471         9,761               -     25,232
  Depreciation and
   amortization       13,838         3,826               -     17,664
  Occupancy and
   equipment          19,044         3,442               -     22,486
  Amortization of
   other
   intangibles        10,002           827               -     10,829
  Facility
   restructuring
   and other exit
   activities          9,673          (451)              -      9,222
  Other               21,128        13,026               -     34,154
                   ---------- ------------- --------------- ----------
   Total expense
    excluding
    interest         237,140       121,638          (3,014)   355,764
                   ---------- ------------- --------------- ----------
 Segment income    $ 183,344  $     89,740  $            -  $ 273,084
                   ========== ============= =============== ==========

                          Three Months Ended September 30, 2006
                   ---------------------------------------------------
                     Retail   Institutional Eliminations(3)   Total
                   ---------- ------------- --------------- ----------
 Revenue:                            (In thousands)
  Operating
   interest income $ 397,998  $    576,258  $     (242,827) $ 731,429
  Operating
   interest
   expense          (176,939)     (442,181)        242,827   (376,293)
                   ---------- ------------- --------------- ----------
   Net operating
    interest
    income           221,059       134,077               -    355,136
  Provision for
   loan losses             -       (12,547)              -    (12,547)
                   ---------- ------------- --------------- ----------
   Net operating
    interest
    income after
    provision for
    loan losses      221,059       121,530               -    342,589
                   ---------- ------------- --------------- ----------
  Commission         100,902        32,704               -    133,606
  Service charges
   and fees           28,790         5,120               -     33,910
  Principal
   transactions            -        22,697               -     22,697
  Gain on sales of
   loans and
   securities, net    10,608         5,395               -     16,003
  Other revenue       30,942         2,771            (752)    32,961
                   ---------- ------------- --------------- ----------
   Total non-
    interest
    income           171,242        68,687            (752)   239,177
                   ---------- ------------- --------------- ----------
   Total net
    revenue          392,301       190,217            (752)   581,766
                   ---------- ------------- --------------- ----------
 Expense excluding
  interest:
  Compensation and
   benefits           77,002        33,703               -    110,705
  Clearing and
   servicing          18,307        44,945            (752)    62,500
  Advertising and
   market
   development        22,517         1,397               -     23,914
  Communications      22,248         3,328               -     25,576
  Professional
   services           12,140         8,601               -     20,741
  Depreciation and
   amortization       14,175         4,390               -     18,565
  Occupancy and
   equipment          20,434         1,716               -     22,150
  Amortization of
   other
   intangibles         9,913         2,174               -     12,087
  Facility
   restructuring
   and other exit
   activities         16,716           (32)              -     16,684
  Other               33,775        11,900               -     45,675
                   ---------- ------------- --------------- ----------
   Total expense
    excluding
    interest         247,227       112,122            (752)   358,597
                   ---------- ------------- --------------- ----------
 Segment income    $ 145,074  $     78,095  $            -  $ 223,169
                   ========== ============= =============== ==========

                          Three Months Ended December 31, 2005
                   ---------------------------------------------------
                     Retail   Institutional Eliminations(3)   Total
                   ---------- ------------- --------------- ----------
 Revenue:                            (In thousands)
  Operating
   interest income $ 221,001  $    411,980  $     (131,101) $ 501,880
  Operating
   interest
   expense           (78,362)     (296,371)        131,101   (243,632)
                   ---------- ------------- --------------- ----------
   Net operating
    interest
    income           142,639       115,609               -    258,248
  Provision for
   loan losses             -       (16,070)              -    (16,070)
                   ---------- ------------- --------------- ----------
   Net operating
    interest
    income after
    provision for
    loan losses      142,639        99,539               -    242,178
                   ---------- ------------- --------------- ----------
  Commission         103,895        31,828               -    135,723
  Service charges
   and fees           29,419         5,256               -     34,675
  Principal
   transactions            -        23,789               -     23,789
  Gain on sales of
   loans and
   securities, net    11,959         2,778               -     14,737
  Other revenue       30,662         1,971          (4,810)    27,823
                   ---------- ------------- --------------- ----------
   Total non-
    interest
    income           175,935        65,622          (4,810)   236,747
                   ---------- ------------- --------------- ----------
   Total net
    revenue          318,574       165,161          (4,810)   478,925
                   ---------- ------------- --------------- ----------
 Expense excluding
  interest:
  Compensation and
   benefits           60,558        39,773               -    100,331
  Clearing and
   servicing          17,271        44,555          (4,810)    57,016
  Advertising and
   market
   development        30,074         1,609               -     31,683
  Communications      25,108         2,727               -     27,835
  Professional
   services           18,334         5,914               -     24,248
  Depreciation and
   amortization       17,278         4,393               -     21,671
  Occupancy and
   equipment          16,167         2,249               -     18,416
  Amortization of
   other
   intangibles         6,968        23,046               -     30,014
  Facility
   restructuring
   and other exit
   activities        (32,584)        2,072               -    (30,512)
  Other              (18,789)       12,732               -     (6,057)
                   ---------- ------------- --------------- ----------
   Total expense
    excluding
    interest         140,385       139,070          (4,810)   274,645
                   ---------- ------------- --------------- ----------
 Segment income    $ 178,189  $     26,091  $            -  $ 204,280
                   ========== ============= =============== ==========


KEY PERFORMANCE METRICS(4)
                                         Qtr ended           Qtr ended
                                          12/31/06            12/31/06
                   Qtr ended  Qtr ended     vs.   Qtr ended     vs.
Corporate Metrics   12/31/06    9/30/06   9/30/06  12/31/05  12/31/05
----------------------------------------------------------------------

Operating
 margin %(2)
-------------------
Consolidated             43 %       38 %     5 %        43 %       0 %
Retail                   44 %       37 %     7 %        56 %     (12)%
Institutional            42 %       41 %     1 %        16 %      26 %

Employees              4,126      4,180     (1)%      3,439       20 %
Consultants and
 other                   358        455    (21)%        497      (28)%
                   ---------- ----------          ----------
  Total headcount      4,484      4,635     (3)%      3,936       14 %

Revenue per
 headcount          $140,243   $125,516     12 %   $121,678       15 %

Revenue per
 compensation and
 benefits dollar       $5.38      $5.26      2 %      $4.77       13 %

Book value per
 share                 $9.85      $9.44      4 %      $8.16       21 %
Tangible book value
 per share             $3.90      $3.44     13 %      $2.07       88 %

Cash & equiva-
 lents ($MM)        $1,212.2   $1,199.6      1 %     $844.2       44 %
Free cash ($MM)       $525.8     $580.1     (9)%     $542.3       (3)%

Enterprise net
 interest spread
 (basis points)(5)       285        286      0 %        257       11 %
Enterprise
 interest-earning
 assets, average
 ($MM)               $49,597    $46,400      7 %    $35,619       39 %

Earnings before
 interest, taxes,
 depreciation &
 amortization
 ("EBITDA") ($MM)
-------------------
Net income from
 continuing
 operations           $176.9     $150.2     18 %     $125.5       41 %
Tax expense             71.8       66.4      8 %       59.0       22 %
Depreciation &
 amortization           28.5       30.7     (7)%       51.7      (45)%
Corporate interest
 expense                37.9       38.0      0 %       37.0        2 %
                   ---------- ----------          ----------
  EBITDA              $315.1     $285.3     10 %     $273.1       15 %

Interest coverage        8.3        7.5     11 %        7.4       12 %

Retail Metrics
-------------------

Trading days            62.5       62.5      0 %       62.5        0 %

Daily Average
 Revenue Trades
 ("DARTs")
-------------------
US                   132,716    116,459     14 %    113,017       17 %
International         22,910     18,671     23 %     15,391       49 %
                   ---------- ----------          ----------
   Total DARTs       155,626    135,130     15 %    128,408       21 %

Total retail
 trades (MM)             9.7        8.4     15 %        8.0       21 %

Retail average
 commission per
 trade                $11.88     $11.95     (1)%     $12.95       (8)%

End of period
 margin debt ($B)      $7.00      $6.42      9 %      $6.56        7 %
Average margin
 debt ($B)             $6.72      $6.66      1 %      $4.40       53 %

Gross new
 investing/trading
 accounts            159,145    151,344     N.M.    782,052       N.M.
Gross new
 deposit/lending
 accounts            112,456    102,658     N.M.     96,823       N.M.
Inactive accounts   (170,605)  (142,415)    N.M.   (169,065)      N.M.
Customer closed
 accounts           (100,156)   (60,670)    N.M.   (118,948)      N.M.
                   ---------- ----------          ----------
  Net new retail
   accounts              840     50,917     N.M.    590,862       N.M.

End of period
 investing/trading
 accounts          3,606,582  3,627,414     (1)%  3,617,778        0 %
End of period
 deposit/lending
 accounts            821,088    799,416      3 %    666,000       23 %
                   ---------- ----------          ----------
  End of period
   retail accounts 4,427,670  4,426,830      0 %  4,283,778        3 %

Net new customers     (4,883)    29,209     N.M.    484,867       N.M.
End of period total
 retail customers  3,439,968  3,444,851      0 %  3,419,273        1 %

End of period
 assets per
 customer            $56,659    $53,632      6 %    $52,028        9 %
Consolidated net
 revenue per
 customer               $183       $169      8 %       $144       27 %
Consolidated
 segment income per
 customer                $79        $65     22 %        $61       30 %
Products per
 customer                2.1        2.1      0 %        2.1        0 %

Total Retail Client
 Assets ($B)(6)
-------------------
Security holdings     $130.3     $123.4      6 %     $117.6       11 %
Cash (including
 money market
 funds)                 10.0        9.8      2 %       12.7      (21)%
Unexercised options
 (vested)               31.0       29.8      4 %       32.1       (3)%
                   ---------- ----------          ----------
 Client assets in
  investing/trading
  accounts             171.3      163.0      5 %      162.4        5 %
                   ---------- ----------          ----------
Sweep Deposit
 Account                10.8       10.4      4 %        7.7       40 %
Transaction
 accounts                8.0        6.8     18 %        5.1       57 %
CDs                      4.8        4.6      4 %        2.7       78 %
                   ---------- ----------          ----------
  Client assets in
   deposit accounts     23.6       21.8      8 %       15.5       52 %
                   ---------- ----------          ----------
  Total retail
   client assets      $194.9     $184.8      5 %     $177.9       10 %

Total customer
 cash and
 deposits ($B)(6)      $33.6      $31.6      6 %      $28.2       19 %

Unexercised options
 (unvested) ($B)       $19.8      $18.7      6 %      $19.7        1 %

Institutional
 Metrics
-------------------

Market Making
-------------------
Equity shares
 traded (MM)          41,645     54,472    (24)%     33,264       25 %
Average revenue
 capture per 1,000
 equity shares        $0.551     $0.382     44 %     $0.545        1 %
% of Bulletin Board
 equity shares to
 total equity
 shares                87.9 %     92.5 %  (4.6)%      86.6 %     1.3 %

End of Period
 Enterprise Loans
 Receivable
 Detail ($MM)
-------------------
Mortgage and home
 equity loans, net   $23,256    $19,825     17 %    $15,517       50 %
Margin receivables     7,003      6,424      9 %      6,560        7 %
Consumer loans, net    3,184      3,420     (7)%      3,907      (19)%
Other                    216        179     21 %         88      145 %
                   ---------- ----------          ----------
  Total enterprise
   loans
   receivable, net   $33,659    $29,848     13 %    $26,072       29 %

Credit Quality and
 Reserve Metrics
-------------------
Net charge-offs as
 a % of average
 held-for-
 investment ("HFI")
 loans, net
 (annualized)          0.22 %     0.17 %  0.05 %      0.27 %   (0.05)%
Provision as a % of
 average HFI loans,
 net (annualized)      0.19 %     0.22 % (0.03)%      0.34 %   (0.15)%
Allowance as a % of
 total ending gross
 HFI loans             0.26 %     0.30 % (0.04)%      0.32 %   (0.06)%
Total HFI
 nonperforming
 loans, net, as a %
 of total gross HFI
 loans                 0.30 %     0.24 %  0.06 %      0.17 %    0.13 %
Tier 1 Capital
 Ratio(7)              6.06 %     5.80 %  0.26 %      5.92 %    0.14 %
Risk Weighted
 Capital Ratio(7)     10.53 %    10.61 % (0.08)%     10.94 %   (0.41)%


ACTIVITY IN ALLOWANCE FOR LOAN LOSSES

                                  Three Months Ended December 31, 2006
                                  ------------------------------------
                                   Mortgage    Consumer      Total
                                  ----------- ----------- ------------
                                             (In thousands)
Allowance for loan losses, ending
 9/30/06                          $   37,063  $   32,845  $    69,908
Provision for loan losses              8,589       3,367       11,956
Charge-offs, net                      (6,221)     (8,015)     (14,236)
                                  ----------- ----------- ------------
Allowance for loan losses, ending
 12/31/06                         $   39,431  $   28,197  $    67,628
                                  =========== =========== ============


AVERAGE ENTERPRISE BALANCE SHEET DATA

                                           Three Months Ended
                                            December 31, 2006
                                    ---------------------------------
                                                 Operating
                                      Average     Interest  Average
                                      Balance    Inc./Exp. Yield/Cost
                                    ------------ --------- ----------
Enterprise interest-earning assets:          (In thousands)
Loans, net(8)                       $25,752,337  $415,360       6.45%
Margin receivables                    6,611,478   122,351       7.34%
Mortgage-backed and related
 available-for-sale securities       11,815,399   158,435       5.36%
Available-for-sale investment
 securities                           3,473,702    57,022       6.56%
Trading securities                      134,143     3,194       9.53%
Cash and cash equivalents(9)          1,129,544    13,900       4.88%
Stock borrow and other                  680,179    11,565       6.75%
                                    ------------ ---------
    Total enterprise interest-
     earning assets                 $49,596,782   781,827       6.30%
                                    ============ ---------
Enterprise interest-bearing
 liabilities:
Retail deposits                     $22,612,957   159,889       2.81%
Brokered certificates of deposit        524,934     6,464       4.89%
Free credits(10)                      6,357,471    20,243       1.26%
Repurchase agreements and other
 borrowings                          11,870,171   157,625       5.20%
FHLB advances                         4,456,304    56,849       4.99%
Stock loan and other                  1,176,498    10,016       3.38%
                                    ------------ ---------
    Total enterprise interest-
     bearing liabilities            $46,998,335   411,086       3.45%
                                    ============ ---------
Enterprise net interest
 income/spread(5)                                $370,741       2.85%
                                                 =========

                                           Three Months Ended
                                           September 30, 2006
                                    ---------------------------------
                                                 Operating
                                      Average     Interest  Average
                                      Balance    Inc./Exp. Yield/Cost
                                    ------------ --------- ----------
Enterprise interest-earning assets:          (In thousands)
Loans, net(8)                       $22,955,022  $364,744       6.36%
Margin receivables                    6,645,017   123,855       7.39%
Mortgage-backed and related
 available-for-sale securities       12,068,052   159,199       5.28%
Available-for-sale investment
 securities                           3,220,054    51,885       6.44%
Trading securities                      114,806     2,600       9.06%
Cash and cash equivalents(9)            974,738    11,272       4.59%
Stock borrow and other                  422,010     8,690       8.17%
                                    ------------ ---------
    Total enterprise interest-
     earning assets                 $46,399,699   722,245       6.22%
                                    ============ ---------
Enterprise interest-bearing
 liabilities:
Retail deposits                     $20,992,962   141,035       2.67%
Brokered certificates of deposit        618,681     7,453       4.78%
Free credits(10)                      5,794,586    18,326       1.25%
Repurchase agreements and other
 borrowings                          11,586,260   150,837       5.09%
FHLB advances                         3,583,663    43,950       4.80%
Stock loan and other                  1,283,026    11,617       3.59%
                                    ------------ ---------
    Total enterprise interest-
     bearing liabilities            $43,859,178   373,218       3.36%
                                    ============ ---------
Enterprise net interest
 income/spread(5)                                $349,027       2.86%
                                                 =========


                                           Three Months Ended
                                            December 31, 2005
                                    ---------------------------------
                                                 Operating
                                      Average     Interest  Average
                                      Balance    Inc./Exp. Yield/Cost
                                    ------------ --------- ----------
Enterprise interest-earning assets:          (In thousands)
Loans, net(8)                       $18,370,193  $259,527       5.65%
Margin receivables                    3,500,867    58,333       6.61%
Mortgage-backed and related
 available-for-sale securities       10,259,119   116,417       4.54%
Available-for-sale investment
 securities                           1,999,562    27,926       5.59%
Trading securities                      148,957     2,711       7.28%
Cash and cash equivalents(9)            889,445     7,494       3.34%
Stock borrow and other                  450,566     5,984       5.27%
                                    ------------ ---------
    Total enterprise interest-
     earning assets                 $35,618,709   478,392       5.37%
                                    ============ ---------
Enterprise interest-bearing
 liabilities:
Retail deposits                     $14,564,378    69,062       1.88%
Brokered certificates of deposit        512,379     4,862       3.76%
Free credits(10)                      3,539,020     7,173       0.80%
Repurchase agreements and other
 borrowings                          10,472,887   112,845       4.31%
FHLB advances                         3,954,935    40,137       3.97%
Stock loan and other                    497,222     3,209       2.56%
                                    ------------ ---------
    Total enterprise interest-
     bearing liabilities            $33,540,821   237,288       2.80%
                                    ============ ---------
Enterprise net interest
 income/spread(5)                                $241,104       2.57%
                                                 =========


Reconciliation from Enterprise Net Interest Income to Net Operating
 Interest Income
                                         Three Months Ended
                               ---------------------------------------
                               December 31, September 30, December 31,
                                   2006         2006          2005
                               ------------ ------------- ------------
                                           (In thousands)
Enterprise net interest income $   370,741  $    349,027  $   241,104
Taxable equivalent interest
 adjustment(11)                     (6,353)       (5,246)      (2,656)
Stock conduit, net(12)                  19            14          286
Customer cash held by third
 parties(13)                        11,098        11,341       19,514
                               ------------ ------------- ------------
  Net operating interest
   income                      $   375,505  $    355,136  $   258,248
                               ============ ============= ============

    SUPPLEMENTAL INFORMATION AND ENDNOTES

    Explanation of Non-GAAP Measures and Certain Metrics

    Management believes free cash, EBITDA, interest coverage, EPS excluding acquisition-related integration expenses, enterprise net interest income and enterprise interest-earning assets are appropriate measures for evaluating the operating and liquidity performance of the Company. We believe that the elimination of certain items from the related GAAP measures is helpful to investors and analysts who may wish to use some or all of this information to analyze our current performance, prospects and valuation. Our management uses non-GAAP information internally to evaluate our operating performance and in formulating our budget for future periods.

    Free Cash

    Free cash represents cash held at the Company and its non-Bank and non-Brokerage subsidiaries, less discretionary reserves, plus excess capital at Bank and Brokerage after application of regulatory capital requirements and the Company's own regulatory capital guidelines. The Company believes that free cash is a useful measure of the Company's liquidity as it excludes cash reflected on the balance sheet that may not be freely available to the Company.

    EBITDA

    EBITDA represents net income from continuing operations before corporate interest expense, taxes and depreciation and amortization. Management believes that EBITDA provides a useful additional measure of our performance by excluding certain non-cash charges and expenses that are not directly related to the performance of our business.

    Interest Coverage

    Interest coverage represents EBITDA divided by corporate interest expense. Management believes that by excluding the charges and expenses that are excluded from EBITDA, interest coverage provides a useful additional measure of our ability to continue to meet our interest obligations and our liquidity.

    EPS Excluding Acquisition-Related Integration Expenses

    EPS excluding acquisition-related integration expenses represents net income plus acquisition-related integration expenses, net of tax, divided by diluted shares. Management believes that excluding charges associated with the integration of our acquisitions from EPS provides a useful measure to assess the ongoing operating performance of the Company without the impact of nonrecurring charges associated with acquisitions.

    Enterprise Net Interest Income

    Enterprise net interest income is taxable equivalent basis net operating interest income excluding corporate interest income and corporate interest expense, stock conduit interest income and expense and interest earned on customer cash held by third parties. Management believes this non-GAAP measure is useful to investors and analysts as it is a measure of the net operating interest income generated by our core operations.

    Enterprise Interest-Earning Assets

    Enterprise interest-earning assets consists of the primary interest-earning assets of the Company and includes: loans receivable, mortgage-backed and available-for-sale securities, margin receivables, stock borrow balances, and cash required to be segregated under regulatory guidelines that earn interest for the Company. Management believes that this non-GAAP measure is useful to investors and analysts as it is a measure of the primary assets from which the Company generates net operating interest income.

    It is important to note these metrics and other non-GAAP measures may involve judgment by management and should be considered in addition to, not as a substitute for, or superior to, net income, consolidated statements of cash flows, or other measures of financial performance prepared in accordance with GAAP. For complete information on the items excluded from these non-GAAP measures, please see our financial statements and "Management's Discussion and Analysis of Results of Operations and Financial Condition" that will be included in the periodic report we expect to file with the SEC with respect to the financial periods discussed herein.

    (1) EPS excluding acquisition-related integration expenses is a non-GAAP financial measure per applicable SEC regulations. The earnings of $1.49 per share was calculated as net income as reported of $628,859,000 plus the after-tax impact of acquisition-related integration expenses of $22,995,000 for pro forma net income of $651,854,000 divided by 436,357,000 diluted shares.

    (2) Operating margin is the percentage of net revenue that goes to net income before other income (expense), income taxes, minority interest, discontinued operations and cumulative effect of accounting change. The percentage is calculated by dividing our income before other income (expense), income taxes, minority interest, discontinued operations and cumulative effect of accounting change by our total net revenue.

    (3) Reflects elimination of transactions between retail and institutional segments, which include deposit transfer pricing, servicing and order flow rebates.

    (4) Amounts and percentages may not calculate due to rounding.

    (5) Enterprise net interest spread is the taxable equivalent rate earned on average enterprise interest-earning assets less the rate paid on average enterprise interest-bearing liabilities, excluding corporate interest-earning assets and liabilities, stock conduit and customer cash held by third parties.

    (6) Total customer cash and deposits, as well as total retail client assets, have been re-presented to account for a methodology change to settlement date from trade date reporting as of 12/31/05.

    (7) Q4 2006 estimate.

    (8) Excludes loans to customers on margin.

    (9) Includes segregated cash balances.

    (10) Free credits are balances held in Brokerage customer accounts arising from deposits of funds and sales of securities.

    (11) Gross-up for tax-exempt securities.

    (12) Net operating interest income earned on average stock conduit assets of $0.01 billion, $0.03 billion and $0.7 billion for the quarters ended December 31, 2006, September 30, 2006, and December 31, 2005, respectively.

    (13) Includes interest earned on average customer assets of $3.8 billion, $3.6 billion and $4.7 billion for the quarters ended December 31, 2006, September 30, 2006, and December 31, 2005, respectively, held by parties outside E*TRADE FINANCIAL, including third party money market funds and sweep deposit accounts at unaffiliated financial institutions.

    CONTACT: E*TRADE FINANCIAL Media Relations Contact
             E*TRADE FINANCIAL Corporation
             Pam Erickson, 617-296-6080
             pam.erickson@etrade.com
             or
             E*TRADE FINANCIAL Investor Relations Contact
             E*TRADE FINANCIAL Corporation
             Adam Townsend, 703-236-8719
             adam.townsend@etrade.com